OPPENHEIMER ROCHESTER® ARIZONA MUNICIPAL FUND

OPPENHEIMER ROCHESTER® MARYLAND MUNICIPAL FUND

OPPENHEIMER ROCHESTER® MASSACHUSETTS MUNICIPAL FUND

OPPENHEIMER ROCHESTER® MICHIGAN MUNICIPAL FUND

OPPENHEIMER ROCHESTER® MINNESOTA MUNICIPAL FUND

OPPENHEIMER ROCHESTER® NORTH CAROLINA MUNICIPAL FUND

OPPENHEIMER ROCHESTER® OHIO MUNICIPAL FUND

OPPENHEIMER ROCHESTER® VIRGINIA MUNICIPAL FUND

Statement of Additional Information Supplement dated November 26, 2013

As a result of shareholder meetings of the above referenced Funds (each a “Fund”) at which proposals described in the Funds’ proxy statement dated April 12, 2013 were approved, this supplement amends the Funds’ Statement of Additional Information (“SAI”), dated July 29, 2013, and is in addition to any other supplements.

Effective immediately, the SAI is revised as follows:

1.	The second paragraph of the section titled “Municipal Securities” is deleted in its entirety.

2.	The following is added to the section titled “Other Investments and Investment Strategies”:

Investment in Debt Securities Secured by Real Estate. Although the Fund is not expected to invest in real estate, to the extent consistent with its investment objective and its policies, the Fund would be permitted to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. It is possible that the Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations.

3.	The following is added directly after “Investment Restrictions”:

Non-Diversification of the Fund's Investments. Each Fund, except Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Massachusetts Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund and Oppenheimer Rochester Ohio Municipal Fund is "non-diversified" as defined in the Investment Company Act. Funds that are diversified are subject to limitations on the amount of their assets that can be invested in the securities of any one "issuer." Therefore, a Fund that is non-diversified can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer (other than government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Diversification of the Arizona, Massachusetts, Minnesota and Ohio Funds. Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Massachusetts Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund and Oppenheimer Rochester Ohio Municipal Fund intend to be "diversified" as defined in the Investment Company Act. Currently, under the Investment Company Act a "diversified" fund is one with at least 75% of the value of its total assets represented by: (i) cash and cash items (including receivables), (ii) securities issued by the U.S. government or any of its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities that, for any one issuer, are limited in respect to an amount not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. A change to a non-diversified status would require shareholder approval.

In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

4.	The section titled “Fundamental Policies” is deleted in its entirety and replaced by the following:

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

▪	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
▪	more than 50% of the outstanding shares.

The Fund's investment objective is not a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

5.	The section titled “Other Fundamental Investment Restrictions” is deleted in its entirety and replaced by the following:

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

▪	The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund's investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
▪	The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund cannot issue "senior securities," except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
▪	The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

For purposes of the Fund's policy not to concentrate its investments, described above, the Fund has adopted an industry classification that is not a fundamental policy.

The following is only a brief summary of certain current limitations imposed on investment companies by the Investment Company Act and certain rules and interpretations thereunder, and is not a complete description of such limits. The discussion below is based on current law, regulations and administrative interpretations. Those laws, regulations and administrative interpretations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

The Investment Company Act prohibits a fund from issuing "senior securities," which are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above.

Currently, under the Investment Company Act, and an Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets from any person for temporary purposes. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

Under the Investment Company Act a fund currently cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

The Investment Company Act does not prohibit a fund from owning real estate, commodities or contracts related to commodities. The extent to which the Fund can invest in real estate and/or commodities or contracts related to commodities is set out in the investment strategies described in the Prospectus and this SAI.

Current SEC staff interpretations under the Investment Company Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Investment Company Act does not define what constitutes "concentration" in an industry. However, the SEC has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

6.	The section titled “Non-Fundamental Restrictions” is deleted in its entirety.

7.	The section titled “Investments in Debt Securities Secured by Real Estate” is deleted in its entirety.

8.	The section titled “Non-Diversification of the Fund’s Investments” is deleted in its entirety.

9.	The section titled “Diversification of the Arizona, Massachusetts, Minnesota and Ohio Funds” is deleted in its entirety.

10.	The section titled “Applying the Restriction Against Concentration” is deleted in its entirety.

November 26, 2013	PX0000.066